UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 12, 2019

Investar Holding Corporation
(Exact name of registrant as specified in its charter)

Louisiana	001-36522	27-1560715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 Coursey Blvd. Baton Rouge, Louisiana 70816
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (225) 227-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	ISTR	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01	Entry into a Material Definitive Agreement.
On November 12, 2019, Investar Holding Corporation (“Investar”) entered into a Subordinated Note Purchase Agreement with certain institutional and other accredited investors (“Purchase Agreement”) under which Investar issued $25.0 million in aggregate principal amount of its 5.125% Fixed-to-Floating Rate Subordinated Notes due 2029 (“Notes”) to the investors at an offering price equal to 100% of their face amount.
The Notes have a maturity date of December 30, 2029. From and including the date of issuance to, but excluding December 30, 2024, the Notes will bear interest at an initial fixed rate of 5.125% per annum, payable semi-annually in arrears. From and including December 30, 2024 and thereafter, the Notes will bear interest at a floating rate equal to the then-current three-month LIBOR as calculated on each applicable date of determination, or an alternative rate determined in accordance with the terms of the Notes if the three-month LIBOR cannot be determined, plus 3.490%, payable quarterly in arrears.
Investar may redeem the Notes, in whole or in part, on or after December 30, 2024 or, in whole but not in part, under certain limited circumstances set forth in the Notes. Any redemption by Investar would be at a redemption price equal to 100% of the principal balance being redeemed, together with any accrued and unpaid interest to the date of redemption. The Notes are not subject to redemption at the option of the holders.
Principal and interest on the Notes are not subject to acceleration, except upon certain bankruptcy-related events. The Purchase Agreement contains certain customary representations, warranties and covenants made by Investar, on the one hand, and the investors, severally and not jointly, on the other hand.
The form of Purchase Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The form of Note (which is included in the Purchase Agreement as Exhibit A) is separately attached as Exhibit 4.1 to this Current Report on Form 8-K. The descriptions herein of the Purchase Agreement and the Notes are summaries, do not purport to be complete and are qualified in their entirety by reference to the form of Purchase Agreement and form of Note.
The Notes are unsecured, subordinated obligations of Investar and rank junior in right of payment to Investar’s current and future senior indebtedness and to Investar’s obligations to its general creditors. The Notes are obligations of Investar only and are not obligations of, and are not guaranteed by, any of the Investar’s subsidiaries. The Notes are not subject to any sinking fund and are not convertible into or exchangeable for any other securities or assets of Investar or any of its subsidiaries. The Notes are structured to qualify as tier 2 capital for regulatory capital purposes. The Notes were not issued under an indenture.
The Notes were offered and sold in reliance on the exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D thereunder. Accordingly, the Notes were offered and sold exclusively to persons who are “accredited investors” within the meaning of Rule 501(a) of Regulation D.
Under the terms of the Purchase Agreement, Investar has agreed to take steps, within certain time periods following the closing specified in the Purchase Agreement, to register the resale of the Notes with the Securities and Exchange Commission (“SEC”). Among other things, Investar has agreed to file a resale registration statement with the SEC by January 11, 2020 and to use its commercially reasonable efforts to cause the registration statement to be declared effective as soon as practicable after the filing. The registration rights provisions are included in Exhibit C to the Purchase Agreement, the form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the registration rights provisions is a summary, does not purport to be complete and is qualified in their entirety by reference to the Purchase Agreement.
Investar expects to utilize the net proceeds from the sale of the Notes to fund future acquisitions and for general corporate purposes, including investments in its banking subsidiary.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure
Investar used the presentation materials furnished herewith as Exhibit 99.1 to present the private placement to eligible purchasers. Investar does not undertake to update these materials after the date of this Current Report on Form 8-K, nor will this Current Report on Form 8-K be deemed a determination or admission as to the materiality of any information contained herein (including the information in Exhibit 99.1).
On November 12, 2019, Investar issued a press release announcing the completion of the Note issuance. A copy of the press release is attached hereto as Exhibit 99.2.
As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 7.01 (including the information Exhibit 99.1 and Exhibit 99.2 of this Current Report on Form 8-K) will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information will not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description of Exhibit

4.1	Form of Note
10.1	Form of Subordinated Note Purchase Agreement, dated November 12, 2019, by and between Investar Holding Corporation and the purchasers set forth therein
99.1	Investor presentation materials
99.2	Press release, dated November 12, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTAR HOLDING CORPORATION

Date: November 14, 2019	By:	/s/ John J. D’Angelo
John J. D’Angelo
President and Chief Executive Officer